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                                                                    EXHIBIT 99.2

                        THIRD AMENDMENT TO LOAN AGREEMENT

      This Third Amendment to Loan Agreement (this "Amendment") is entered into as of January 31, 2005, by and between COMERICA BANK ("Bank"), and CHROMAVISION MEDICAL SYSTEMS, INC. ("Borrower").

                                    RECITALS

      Borrower and Bank are parties to that certain Loan Agreement dated as of February 13, 2003, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of October 21, 2003 and that certain Second Amendment to Loan and Security Agreement dated as of January 22, 2004 (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

      NOW, THEREFORE, the parties agree as follows:

      1. The following defined terms in Section 1.1 of the Agreement hereby are amended or restated as follows:

            "Revolving Maturity Date" means January 31, 2006.

      2. All references in the Loan Documents to Bank's address at 9920 S. La Cienega Blvd., Suite 1401, Inglewood, CA 90301, shall mean and re fer to 2321 Rosecrans Ave., Suite 5000, El Segundo, CA 90245.

      3. Section 12 of the Agreement as in effect prior to the date of this Amendment hereby is renumbered to read "Section 13," and references to Section 12 throughout the Agreement as in effect prior to the date of this Amendment shall mean and refer to "Section 13." New Section 12 hereby is added to the Agreement to read as follows:

            12. REFERENCE PROVISION.

            The parties prefer that any dispute between them be resolved in litigation subject to a Jury Trial Waiver as set forth in Section 11 of this Agreement, but the availability of that process is in doubt because of the opinion of the California Court of Appeal in Grafton Partners LP v. Superior Court, 9 Cal.Rptr.3d 511. This Reference Provision will be applicable until the California Supreme Court completes its review of that case, and will continue to be applicable if either that court or a California Court of Appeal publishes a decision holding that a pre-dispute Jury Trial Waiver provision similar to that contained in the Loan Documents is invalid or unenforceable. Delay in requesting appointment of a referee pending review of any such decision, or participation in litigation pending review, will not be deemed a waiver of this Reference Provision.

                  12.1 Mechanics.

                        (a) Other than (i) nonjudicial foreclosure of security interests in real or personal property, (ii) the appointment of a receiver or (iii) the exercise of other provisional remedies (any of which may be initiated pursuant to applicable law), any controversy, dispute or claim (each, a "Claim") between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the Bank and the undersigned (collectively in this Section, the "Loan Documents"), will be resolved by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure ("CCP"), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Loan Documents, venue for the reference proceeding will be in the Superior Court or Federal District Court in the County or District where venue is otherwise appropriate under applicable law (the "Court").

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                        (b) The referee shall be a retired Judge or Justice
      selected by mutual written agreement of the parties. If the parties do not agree, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. The referee shall be appointed to sit with all the powers provided by law. Each party shall have one peremptory challenge pursuant to CCP Section
      170.6. Pending appointment of the referee, the Court has power to issue temporary or provisional remedies.

                        (c) The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested to (a) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (b) if practicable, try all issues of law or fact within ninety (90) days after the date of the conference and (c) report a statement of decision within twenty (20) days after the matter has been submitted for decision. Any decision rendered by the referee will be final, binding and conclusive, and judgment shall be entered pursuant to CCP Section 644.

                        (d) The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party's failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered, no party shall be entitled to "priority" in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

                  12.2 Procedures. Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee's power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

                  12.3 Application of Law. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, provide all temporary or provisional remedies, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a trial, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. The referee's decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

                  12.4 Repeal. If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or Justice, in accordance with the California Arbitration Act Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

                  12.5 THE PARTIES RECOGNIZE AND AGREE THAT ALL DISPUTES RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY, AND THAT THEY ARE IN EFFECT WAIVING THEIR RIGHT TO TRIAL BY JURY IN AGREEING TO THIS REFERENCE PROVISION. AFTER CONSULTING (OR HAVING

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      HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH
      PARTY KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY DISPUTE BETWEEN THEM WHICH ARISES OUT OF OR IS RELATED TO THIS AGREEMENT OR THE LOAN DOCUMENTS."

      4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

      5. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

      6. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a) this Amendment, duly executed by Borrower;

                  (b) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

                  (c) an Affirmation of Guaranty from each Guarantor in the form attached hereto, together with resolutions authorizing the execution and delivery of the same;

                  (d) an annual renewal fee in the amount of $3,000, which shall be due and payable and nonrefundable on the date hereof, and which may be debited from any of Borrower's accounts;

                  (e) all Bank Expenses incurred through the date of this Amendment, which shall be due and payable and nonrefundable on the date hereof, and which may be debited from any of Borrower's accounts ; and

                  (f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

      7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

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      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the second date above written.

                                     CHROMAVISION MEDICAL SYSTEMS, INC.

                                     By: /s/ Stephen T. D. Dixon
                                        ---------------------------------------

                                     Title: Executive V.P. and CFO

                                     COMERICA BANK

                                     By: /s/ James Ligman
                                        -------------------------------------

                                     Title: Assistant Vice President

              [SIGNATURE PAGE TO THIRD AMENDMENT TO LOAN AGREEMENT]